UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2010 (May 17, 2010)
BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-52584 (Commission File No.)	20-1132959 (IRS Employer Identification No.)
33583 Woodward Avenue, Birmingham, Michigan 48009
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 723-7200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
     On May 17, 2010, Monarch Community Bancorp, Inc. (the “Company”) held its annual meeting of shareholders. The results of the vote at the meeting were as follows:
1. To elect three directors, each to serve a three-year term:

	For	Withheld	Broker Non-Vote
Donald E. Copus	770,872	21,025	327,762
Robert E. Farr	770,572	21,325	327,762
Charles Kaye	749,872	42,025	327,762
Scott B. McCallum	767,872	24,025	327,762
Daniel P. O’Donnell	770,572	21,325	327,762
Henry G. Spellman	768,872	23,025	327,762
2. To approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Vote
996,939	44,825	77,895	0
3. To ratify the selection of Plante & Moran, PLLC as independent auditors for 2010:

For	Against	Abstain	Broker Non-Vote
1,081,133	10,550	27,976	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
Dated: May 20, 2010	By:	/s/ Robert E. Farr
Robert E. Farr
President and Chief Executive Officer